REPURCHASE AGREEMENT

      THIS REPURCHASE AGREEMENT dated as of February 5, 1996, by and among OLYMPIC INDUSTRIES, INC., an Ohio corporation ("Olympic"), RICHARD H. SNYDER ("Snyder") (Olympic and Snyder collectively referred to as "Sellers"), ETS LINER, INC., a Virginia corporation ("Buyer") and ETS INTERNATIONAL, INC., a Virginia corporation ("ETS"), provides,

      Section 1.  Background.  Buyer is acquiring substantially all of the
                  ----------
assets of Sellers used in or related to the business known as Pipe-Liner Installers pursuant to an Asset Purchase Agreement of even date herewith (the "Asset Purchase Agreement"). All capitalized terms used but not defined herein shall have the meanings assigned to them under the Asset Purchase Agreement. As payment of the Purchase Price, Sellers received Acquisition Shares. Sellers and Buyer desire to provide for a mechanism whereby ETS, the parent of Buyer, will repurchase, at the option of Sellers, up to one-half of the Acquisition Shares one year from the date hereof (the "First Anniversary Date") and, at the option of Sellers, up to one-half of the Acquisition Shares two years from the date hereof (the "Second Anniversary Date").

      Section 2.  Repurchase of Shares.  ETS grants to Sellers the option to
                  --------------------
sell to ETS, or its designee, all of the Acquisition Shares (the "Repurchase Shares") and ETS agrees to purchase the Repurchase Shares, pursuant to the terms and conditions contained herein and in the amounts set forth below:


      Option            Date                          Number of Shares
      ------            ----                          ----------------
      First Option      First Anniversary Date        up to 1/2 of
                                                      Acquisition Shares

      Second Option     Second Anniversary Date       up to 1/2 of
                                                      Acquisition Shares

      Section 3.  Exercise of Option.  The option granted in Section 2 may
                  ------------------
be exercised with respect to the Repurchase Shares during the period beginning 30 days prior to the First Anniversary Date and ending on the First Anniversary Date (the "First Option Period")and during the period beginning 30 days prior to the Second Anniversary Date and ending on the Second Anniversary Date (the "Second Option Period"). The option must be exercised, if at all, in a writing delivered to ETS, its successors and assigns, as the case may be, during the First Option Period or during the Second Option Period. The notice shall contain the number of shares to be repurchased. The first option shall expire if not exercised by the First Anniversary Date and the second option shall expire if not exercised by the Second Anniversary Date.

      Section 4.  Repurchase Price.  The purchase price per share for the
                  ----------------
Repurchase Shares will be the Stock Price set forth in the Asset Purchase Agreement (the "Repurchase Price").

      Section 5.  Payment of Repurchase Price.  The Repurchase Price shall
                  ---------------------------
be payable in full at Closing and shall be paid in cash, or by certified or cashier's check. ETS will use its reasonable best efforts to purchase the Repurchase Shares at Closing. However, if ETS is unable to purchase all of the Repurchase Shares at Closing, then ETS shall have the option to continue the Closing for a period not to exceed one hundred eighty (180) days. In the event ETS elects to continue the Closing, the Repurchase Price shall be increased by 10%.

      Section 6.  Closing.  Closing on the first option shall take place
                  -------
thirty (30) days after the First Anniversary Date and closing on the second option shall take place thirty (30) days after the Second Anniversary Date (the "Closing").

      Section 7.  Security Interest.  As security for ETS' obligation to
                  -----------------
repurchase and Buyer's indemnity obligations, Buyer hereby grants to Sellers a first lien security interest in all of the assets of Buyer (the "Assets"), pursuant to the Security Agreement and UCC-1 financing statements signed by the parties.

      Section 8.  Sales During Option Period.  Any sale of Acquisition
                  --------------------------
Shares by Sellers during the Option Period or shares used to satisfy indemnification claims under the Asset Purchase Agreement shall reduce the number of Repurchase Shares to be purchased by ETS.

      Section 9.  Ownership of Shares.  ETS' obligations hereunder are
                  -------------------
conditioned upon the Sellers holding good title to the Repurchase Shares and delivery of such shares free and clear of all mortgages, liens, encumbrances, and other restrictions.

      Section 10. Assignment.  Sellers, collectively and individually, shall
                  ----------
not assign this Repurchase Agreement without the express written permission of ETS and Buyer. ETS and Buyer may withhold their permission for any reason.

      Section 11. Notices.  Any notice required to be sent pursuant to the
                  -------
terms of this Repurchase Agreement shall be deemed given when hand-delivered or sent postage prepaid by registered or certified mail, addressed to the following addresses or such other address designated in a writing delivered to the appropriate party:

            To ETS or BUYER:        John D. McKenna
                                    ETS International, Inc.
                                    1401 Municipal Road, NW
                                    Roanoke, Virginia  24012-1309

            To SELLERS:             Richard H. Snyder
                                    4390 SW Thistle Terrace
                                    Palm City, Florida  34990

      Section 12. Entire Agreement.  This Repurchase Agreement constitutes
                  ----------------
the entire agreement between the parties with respect to the subject matter. This Repurchase Agreement may be modified or amended by a writing executed by all of the parties.

      Section 13. Construction.  The interpretation, construction and
                  ------------
performance of this Repurchase Agreement shall be governed by the laws of the Commonwealth of Virginia.

      Section 14. Benefits.  This Repurchase Agreement shall inure to the
                  --------
benefit of, and bind the heirs, successors and assigns of the respective parties.

      Section 15. Registration of Acquisition Shares.  In the event the
                  ----------------------------------
Acquisition Shares are included on the pending registration statement as outlined in Section 3.16 of the Asset Purchase Agreement, the second option exercisable on the Second Anniversary Date shall be null and void.

      WITNESS the following signatures as of the date first above written.

                                          OLYMPIC INDUSTRIES, INC.


                                          By  s/R. H. Snyder
                                              ------------------------------
                                              Richard H. Snyder, President


                                              s/Richard H. Snyder
                                              -------------------------------
                                              Richard H. Snyder, Individually


                                          ETS INTERNATIONAL, INC.


                                          By  s/John D. McKenna
                                              -------------------------------

                                              Its s/President
                                                  ---------------------------


                                          ETS LINER, INC.


                                          By  s/John D. McKenna
                                              -------------------------------

                                              Its s/CEO
                                                  ---------------------------